                                                                    EXHIBIT 99.3

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                            COTELLIGENT GROUP, INC.

                                                                            PAGE
                                                                            ----
FINANCIAL STATEMENTS
Report of Independent Public Accountants................................... F-2
Consolidated Balance Sheets................................................ F-3
Consolidated Statements of Operations...................................... F-4
Consolidated Statements of Stockholders' Equity............................ F-5
Consolidated Statements of Cash Flows...................................... F-6
Notes to Consolidated Financial Statements................................. F-8



                                      F-1